December 20, 2000

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:      Hibernia Corporation
         Current Report on Form 8-K
         Commission File No. 1-10294

Dear Sirs:

     Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

     Please call the undersigned at (504) 533-3299 if you have any questions concerning this filing.

                                      Very truly yours,


                                      /s/Cathy E. Chessin
                                         Cathy E. Chessin
                                         Corporate Counsel and
                                         Assistant Secretary

CEC/mch
Enclosure

cc: John Kiesel

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 20, 2000
                                                _____________________
                                                  December 18, 2000



                              Hibernia Corporation

            (Exact name of issuer as specified in its charter)




 Louisiana                       1-10294                    72-0724532
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 5.   Other Events.

     On December 18, 2000 Hibernia announced that Stephen A. Hansel has resigned as president and chief executive officer to pursue other business interests and that J. Herbert Bodystun, the company's chief community banking executive, has been named is successor. The press release announcing these changes is attached to this Report as an Exhibit.


                                 EXHIBIT INDEX

Exhibit                                                          Page
Number               Description                                 Number

99.8                 News Release issued by the Registrant
                     on December 18, 2000                          1


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HIBERNIA CORPORATION
                                  (Registrant)


Date: December 20, 2000                     By: /s/ Cathy E. Chessin
                                                Cathy E. Chessin
                                                Corporate Counsel and
                                                Assistant Secretary

                  HIBERNIA CORPORATION o HIBERNIA NATIONAL BANK
                   P.O. BOX 61540 NEW ORLEANS, LOUISIANA 70161


MEDIA INQUIRIES:                                 INVESTOR INQUIRIES:
Jim Lestelle - Senior Vice President             Trisha Voltz - Vice President
and Manager, Corporate Communications            and Manager, Investor Relations
Office: (504) 533-5482; Home: (504) 410-8826     Office: (504) 533-2180;
E-mail: jlestelle@hibernia.com                   Home: (504) 779-1930
                                                 E-mail: tvoltz@hibernia.com

For IMMEDIATE Release
Dec. 18, 2000

                      HANSEL RESIGNS AS HIBERNIA'S C.E.O.;

                            BOYDSTUN NAMED SUCCESSOR

         NEW ORLEANS -- Hibernia today announced that Stephen A. Hansel has resigned as president and chief executive officer to pursue other business interests and that J. Herbert Boydstun, the company's chief community banking executive, has been named his successor.

         Hansel, a 30-year banker, served as CEO since March 1992, leading the company through a successful recapitalization followed by an era of expansion that saw assets quadruple and the company emerge as the market leader in Louisiana and in the company's East Texas markets.

         "Steve Hansel helped rebuild and expand a great banking company," said Robert H. Boh, Hibernia's chairman. "We know he'll be an asset wherever he goes."

         Hansel said, "I'm proud of the value Hibernia people have created through growth and improved financial performance since my arrival. I've been privileged to have been part of leadership teams which built two great bank-centered financial services companies -- Hibernia and Barnett Banks of Florida -- and I hope and expect to find a similar opportunity."

         Boydstun, 54, a member of Hibernia's board of directors, has been in banking since 1972. He joined Hibernia in 1994 through a merger. As chief community banking officer, he was in charge of the company's two-state, 265-office retail banking franchise.

         "Herb has distinguished himself first in northeast Louisiana as CEO of First Bancorp and later in his growing responsibilities at Hibernia," said Boh. "We have confidence in Herb's guidance and leadership as he continues to develop and implement Hibernia's long-term strategy."

         Boydstun said, "I'm honored to be given the assignment to lead this great 130-year-old company. Going forward, our basic strategy remains unchanged. We want to continue building a Gulf South integrated financial services company with a strong emphasis on service quality that will create value for our shareholders."

         A native of Louisville, Miss., Boydstun is a graduate of the University of Mississippi and Louisiana State University. He has served as president of the Louisiana Bankers Association and is active in the Financial Services Roundtable and other professional and civic organizations.

         Hibernia, a Fortune 1000 company, has $16.2 billion in assets. The company has 265 locations in 34 Louisiana parishes, 16 Texas counties and two Mississippi counties. Hibernia is the leader in Louisiana with 23.4% of deposits and in its Texas market area with 10.7%. Hibernia Corporation's common stock
(HIB) is listed on the New York Stock Exchange. News releases, product and service information, and other useful data are available at www.hibernia.com. Requests for information about products and services can be e-mailed to mailus@hibernia.com.